CARE CHOICES OF TENNESSEE, INC.
Knoxville, Tennessee
__________________________________

FINANCIAL STATEMENTS, SUPPLEMENTARY INFORMATION
AND
OTHER REPORTS

For the Years Ended December 31, 2010 and 2009

CARE CHOICES OF TENNESSEE, INC.

TABLE OF CONTENTS

Financial Information
Independent Auditor’s Report                                                                                                                                                                                                                                              1

Basic Financial Statements
  Balance Sheet                                                                                                                                                                                                                                                                        2
  Statement of Income and Retained Earnings                                                                                                                                                                                                                    3
  Statement of Cash Flows                                                                                                                                                                                                                                                     4

Notes to Financial Statements                                                                                                                                                                                                                                        5 - 6

Schedule of Expenditures of Federal and State Awards                                                                                                                                                                                                  7

Note to Schedule of Expenditures of Federal and State Awards                                                                                                                                                                                   8

Other Reports
Report on Internal Control Over Financial Reporting and on Compliance and Other Matters
  Based on an Audit of Financial Statements Performed in Accordance with Government
  Auditing Standards                                                                                                                                                                                                                                                         10

Report on Compliance with Requirements Applicable to Each Major Program and on
  Internal Control Over Compliance in Accordance with OMB Circular A-133                                                                                                                                          11 – 12

Schedules of Findings and Questioned Costs                                                                                                                                                                                                              13

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors
Care Choices of Tennessee, Inc.
Knoxville, Tennessee

We have audited the accompanying balance sheets of Care Choices of Tennessee, Inc. (an S Corporation) as of December 31, 2010 and 2009, and the related statements of income and retained earnings and cash flows for the year then ended.  These financial statements are the responsibility of the Organization’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Care Choices of Tennessee, Inc. as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued our report dated May 25, 2011, on our consideration of Care Choices of Tennessee, Inc.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters.  The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance.  That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements of Care Choices of Tennessee, Inc. taken as a whole.  The accompanying schedules of expenditures of federal awards is presented for purposes of additional analysis as required by U.S. Office of Management and Budget Circular A-133, Audits of States, Local Governments, and Non-Profit Organizations, and is not a required part of the basic financial statements.  Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

/s/  Hughes & Gosnell
Certified Public Accountants

May 25, 2011

CARE CHOICES OF TENNESSEE, INC.
BALANCE SHEETS
December 31, 2010 and 2009

ASSETS	2010	2009
Current Assets
Cash and Cash Equivalents	$179,596	$54,700
Receivables	453,722	412,108
Accounts Receivable - First Choice Staffing	0	373,851
Employee Advance	1,084	0

Total Current Assets	634,402	840,659

Capital Assets
Computer Equipment	5,973	3,336
Vehicles	13,806	45,180
Medical Equipment	1,140	1,140
Software	5,000	5,000
Furniture and Fixtures	66,245	14,495
Less Accumulated Depreciation	(17,964)	(24,092)

Net Capital Assets	74,200	45,059

Other Assets
Rental Deposit	200	0

Total Other Assets	200	0

Total Assets	$708,802	$885,718

LIABILITIES AND STOCKHOLDER'S EQUITY
Current Liabilities
Accounts Payable and Accrued Expenses	$12,980	$18,048

Total Current Liabilities	12,980	18,048

Stockholder's Equity
Capital Stock, 1,000 Shares (no par value) Issued and Outstanding	10,000	10,000
Retained Earnings	685,822	857,670

Total Stockholder's Equity	695,822	867,670

Total Liabilities and Stockholder's Equity	$708,802	$885,718

See notes to financial statements.

CARE CHOICES OF TENNESSEE, INC.
STATEMENTS OF INCOME AND RETAINED EARNINGS
For the Years Ended December 31, 2010 and 2009

	2010	2009

Revenues	$4,226,457	$3,180,185

Cost of Revenues (Wage and Taxes)	(3,257,006)	(2,306,512)

Gross Profit	969,451	873,673

Operating Expenses	(594,403)	(578,574)

Income From Operations	375,048	295,099

Interest Expense	(293)	(594)

Net Income	374,755	294,505

Beginning Retained Earnings	857,670	673,159

Investment by Shareholders	200,000	201,600

Withdrawals by Shareholders	(746,603)	(311,594)

Ending Retained Earnings	$685,822	$857,670

See notes to financial statements.

CARE CHOICES OF TENNESSEE, INC.
STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2010 and 2009

	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Cash Received From State	$4,226,457	$3,180,185
Cash Paid to or on Behalf of Employees	(3,257,006)	(2,306,512)
Cash Paid to Suppliers	(631,887)	(612,473)
Interest Paid	(293)	(594)

Net Cash Provided by <Used in> Operating Activities	337,271	260,606

CASH FLOWS FROM CAPITAL AND RELATED FINANCING ACTIVITIES
Payment on State Loan	0	(100,000)
Payment on Line of Credit	0	(16,132)
Loans to Related Parties	0	(51,709)
Purchase of Capital Assets	(68,193)	(30,751)
Repayment of Related Party Loan	402,621	0
Stockholder's Withdrawal	(746,603)	(311,594)
Stockholder's Investment	200,000	201,600
Rental Deposit	(200)	0

Net Cash Proved by <Used in> Financing Activities	(212,375)	(308,586)

NET INCREASE <DECREASE> IN CASH AND CASH EQUIVALENTS	124,896	(47,980)
CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR	54,700	102,680

CASH AND CASH EQUIVALENTS - END OF YEAR	$179,596	$54,700

Reconciliation of Loss From Operations to Net Cash Provided by <Used in>
Operating Activities
Net Income	$374,755	$294,505

Adjustments to Reconcile Loss From Operations to Net Cash Provided by
<Used in>
Operating Activities
Depreciation	9,198	11,274
<Increase> Decrease in Current Assets
Receivables	(41,614)	(60,352)
Increase <Decrease> in Current Liabilities
Accounts Payable and Accrued Expenses	(5,068)	15,179

Total Adjustments	(37,484)	(33,899)

Net Cash Provided by <Used in> Operating Activities	$337,271	$260,606

See notes to financial statements.

CARE CHOICES OF TENNESSEE, INC.

NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2010 and 2009

NOTE 1 – FORM OF ORGANIZATION AND PRINCIPAL BUSINESS ACTIVITY

Care Choices of Tennessee, Inc. (“the Company”) began business as Tennessee Limited Liability Company that provides home health care to its customers.  However, it changed to an S Corporation as of January 1, 2009.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  Estimates also affect the reported amounts of revenues and expenses during the reported period.  Actual results could differ from those estimates.

Concentration of Credit Risk
The Company’s cash balances are maintained in a bank deposit account.  Periodically, cash balances are in excess of federally insured limits.

Receivable and Credit Policy
Accounts receivable are uncollateralized obligations due from State government agencies.  Accounts receivable are generally billed according to contract terms.  The Company periodically reviews accounts receivable and charges operations with those considered uncollectible.  Interest is charged on past due accounts receivable.

Property and Equipment
Property and equipment are carried at historical cost less accumulated depreciation.  Depreciation is computed using the double declining balance method over a five to seven year life.

Revenue Recognition
Revenue is recorded when services are rendered.  Revenue under cost reimbursement contracts is recorded as costs are incurred.  Any anticipated losses on contracts are charged to operations as soon as they are determined.

Advertising and Marketing Costs
Advertising and marketing costs are expensed as incurred.  Advertising and marketing costs were $7,537 and $6,674 for the years ended December 31, 2010 and 2009, respectively.

Income Taxes
The Company, with the consent of its stockholders, has elected under the Internal Revenue Code to be a Subchapter S Corporation.  In Lieu of corporate income taxes, the stockholders of a Subchapter S Corporation are taxed on their proportionate share of the Company’s taxable income.  However, no provision is provided for the state excise tax of 6.5% on net income.

CARE CHOICES OF TENNESSEE, INC.

NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2010 and 2009

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

                     2010                                               2009

                Accumulated                                          Accumulated
   Cost    Depreciation                                                   Net                            Cost    Depreciation     Net
     Furniture                               $              66,245$              10,043$              56,202$              14,495$              3,965$                10,530Computers5,9733,3182,6553,3362,759577Custom Software5,0002,8332,1675,0001,8333,167Vehicles13,8061,33312,47345,18015,32629,854Medical Equipment1,1404377031,140209931
$              92,164$              17,964$              74,200$              69,151$              24,092 $45,059

Vehicles of $63,560 with accumulated depreciation of $15,326 were sold to the stockholders in 2010 for a cost of $48,234.

Depreciation expense is $9,198 in 2010 and $11,274 in 2009.

NOTE 4 – MAJOR CUSTOMER

The Company earned $3,970,746 of revenues for the year ended December 31, 2010 and $3,219,613 for the year ended December 31, 2009 under contract with the State of Tennessee.

NOTE 5 – LEASE COMMITMENTS

The Company has entered into a lease agreement for office space that calls for a monthly rent of $1,750.  The lease terms are month-by-month.  Also rented month-by-month is a storage unit at $175 per month.  The Company’s portion was $22,190 for 2010 and $16,860 for the year ended December 31, 2009.  This rent is shared with a sister company.  Additionally, for a new program, a housing unit is rented at $745 monthly beginning June 25, 2009.  Rent is $5,364 for the housing unit in 2009.  There have been more housing unites rented in 2010.  Currently, these are in the Company’s name but will be in the customer’s name in the future.

NOTE 6 – RELATED PARTY TRANSACTIONS
The Company has loaned money to a sister corporation and it is reported as Accounts Receivable – First Choice Staffing.

CARE CHOICES OF TENNESSEE, INC.

SCHEDULE OF EXPENDITURES OF FEDERAL AND STATE AWARDS
For the Year Ended December 31, 2009

CFDA	State Grant	Program	Grantor	Beginning	Cash		Ending
Number	Number	Name	Agency	Balance	Receipts	Expenditures	Balance
93.958	10-460E	Mental Health Services	TN Dept. of Mental Health and Developmental Disabilities	$351,756	$3,159,261	$3,546,133	$738,628

				$351,756	$3,159,261	$3,546,133	$738,628

See accompanying note.

CARE CHOICES OF TENNESSEE, INC.
NOTE TO THE SCHEDULES OF EXPENDITURES OF FEDERAL AND STATE AWARDS
For the Year Ended December 31, 2009

NOTE 1 – BASIS OF PRESENTATION

The accompanying schedules of expenditures of federal and state awards includes the federal and state grant activity of the Care Choices of Tennessee, Inc. and is presented on the accrual basis of accounting.  The information in this schedule is presented in accordance with the requirement of OMB Circular A-13, Audits of States, Local Governments, and Non-profit Organizations.  Therefore, some amounts presented in this schedule may differ from amounts presented in, or used in the preparation of, the financial statements.

OTHER REPORTS

REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING AND ON COMPLIANCE AND OTHER MATTERS BASED ON AN AUDIT OF FINANCIAL STATEMENTS
PERFORMED IN ACCORDANCE WITH GOVERNMENT AUDITING STANDARDS

Board of Directors
Care Choices of Tennessee, Inc.
Knoxville, Tennessee

We have audited the financial statements of Care Choices of Tennessee, Inc. as of and for the year ended December 31, 2009, which collectively comprise Care Choices of Tennessee, Inc.’s basic financial statements and have issued our report thereon dated August 3, 2010.   We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States.

Internal Control Over Financial Reporting
In planning and performing our audits, we considered the Care Choices of Tennessee, Inc.’s internal control over financial reporting as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements, but not for the purpose of expressing an opinion on the effectiveness of Care Choices of Tennessee, Inc.’s internal control over financial reporting.  Accordingly, we do note express an opinion on the effectiveness of Care Choices of Tennessee, Inc.’s internal control over financial reporting.

A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis.  A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects Care Choices of Tennessee, Inc.’s ability to initiate, authorize, record, process, or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of Care Choices of Tennessee, Inc.’s financial statements that is more than inconsequential will not be prevented or detected by Care Choices of Tennessee, Inc.’s internal control.

A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the financial statements will not be prevented or detected by Care Choices of Tennessee, Inc.’s internal control.

Our consideration of internal control over financial reporting was for the limited purpose described in the first paragraph of this section and would not necessarily identify all deficiencies in internal control over financial reporting that we consider to be material weaknesses, as defined above.

Compliance and Other Matters
As part of obtaining reasonable assurance about whether the Care Choices of Tennessee, Inc.’s financial statements are free of material misstatement, we performed tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements, noncompliance with which could have a direct and material effect on the determination of financial statement amounts.  However, providing an opinion on compliance with those provisions was not an objective of our audit, and accordingly, we do not express such an opinion.  The results of our tests disclosed no instances of noncompliance or other matters that are required to be reported under Government Auditing Standards.

This report is intended solely for the information and use of management, board of directors, others within the entity, and federal awarding agencies and pass-through entities and is not intended to be and should not be used by anyone other than these specified parties.

August 3, 2010

REPORT ON COMPLIANCE WITH REQUIREMENTS APPLICABLE
TO EACH MAJOR PROGRAM AND ON INTERNAL CONTROL OVER COMPLIANCE
IN ACCORDANCE WITH OMB CIRCULAR A-133

Board of Directors
Care Choices of Tennessee, Inc.
Knoxville, Tennessee

Compliance
We have audited the compliance of Care Choices of Tennessee, Inc. with the types of compliance requirements described in the U.S. Office of Management and Budget (OMB) Circular A-133 Compliance Supplement that are applicable to each of its major federal programs for the year ended December 31, 2009.  Care Choices of Tennessee, Inc.’s major federal programs are identified in the summary of auditor’s results section of the accompanying Schedule of Findings and Questioned Costs.  Compliance with the requirements of laws, regulations, contracts, and grants applicable to each of its major federal programs is the responsibility of Care Choices of Tennessee, Inc.’s management.  Our responsibility is to express an opinion on Care Choices of Tennessee, Inc.’s compliance based on our audits.

We conducted our audits of compliance in accordance with auditing standards generally accepted in the United States of America; the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States; and OMB Circular A-133, Audits of States, Local Governments, and Non-profit Organizations.  Those standards and OMB Circular A-133 require that we plan and perform the audit to obtain reasonable assurance about whether noncompliance with the types of compliance requirements referred to above that could have a direct and material effect on a major federal program occurred.  An audit includes examining, on a test basis, evidence about Care Choices of Tennessee, Inc.’s compliance with those requirements and performing such other procedures as we considered necessary in the circumstances.  We believe that our audit provides a reasonable basis for our opinion.  Our audit does not provide a legal determination of Care Choices of Tennessee, Inc.’s compliance with those requirements.

In our opinion, Care Choices of Tennessee, Inc. complied, in all material respects, with the requirements referred to above that are applicable to each of its major federal programs for the year ended December 31, 2009.

Internal Control Over Compliance
The management of Care Choices of Tennessee, Inc. is responsibility for establishing and maintaining effective internal control over compliance with the requirements of laws, regulations, contracts, and grants applicable to federal programs.  In planning and performing our audits, we considered Care Choices of Tennessee, Inc.’s internal control over compliance with requirements that could have a direct and material effect on a major federal program in order to determine our auditing procedures for the purpose of expressing our opinion on compliance, but not for the purpose of expressing an opinion on the effectiveness of internal control over compliance.  Accordingly, we do not express an opinion on the effectiveness of Care Choices of Tennessee, Inc.’s internal control over compliance.

A control deficiency in an entity’s internal control over compliance exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect noncompliance with a type of compliance requirement of a federal program on a timely basis.  A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the entity’s ability to administer a federal program such that there is more than a remote likelihood that noncompliance with a type of compliance requirement of a federal program that is more than inconsequential will not be prevented or detected by the entity’s internal control.

A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that material noncompliance with a type of compliance requirement of a federal program will not be prevented or detected by the entity’s internal control.

Our consideration of internal control over compliance was for the limited purpose described in the first paragraph of this section and would not necessarily identify all deficiencies in internal control that might be significant deficiencies or material weaknesses.  We did not identify any deficiencies in internal control over compliance that we consider to be material weaknesses, as defined above.

This report is intended solely for the information and use of management, board of commissioners, others within the entity, and federal awarding agencies and pass-through entities and is not intended to be and should not be used by anyone other than these specified parties.

 August 3, 2010

CARE CHOICES OF TENNESSEE, INC.
SCHEDULE OF FINDINGS AND QUESTIONED COSTS
For the Years Ended December 31, 2010 and 2009

SECTION I - SUMMARY OF AUDITOR'S RESULTS

Financial Statements
Type of auditor's reports issued	Unqualified

Internal Control Over Financial Reporting:
a. Material weakness(es)) identified?	yes	X	no
b. Reportable condition(s) identified that are not considered to be
material weaknesses?	yes	X	none reported

Noncompliance material to financial statements noted?	yes	X	none

Federal Awards
Internal Control Over Major Program(s):
a. Material weakness(es) identified?	yes	X	none
b. Reportable condition(s) identified that are not considered to be
material weakness(es)?	yes	X	none reported

Type of auditor's report issued on noncompliance for major programs	Unqualified

Any audit findings disclosed that are required to be reported in accordance
with Section 510(a) of Circular A-133?	yes	X	no

Identification of Major Program(s):
CFDA Number(s):	Name of Federal Program or Cluster
93958	Mental Health Services

Dollar threshold used to distinguish between Type A and Type B programs			$300,000

Auditee qualified as low-risk auditee?	yes	X	no

SECTION II - FINDINGS - FINANCIAL STATEMENT AUDIT

None

SECTION II - FINDINGS AND QUESTIONED COSTS - MAJOR FEDERAL AWARD PROGRAM AUDIT

None